UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2006

Hana Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50782	32-0064979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Oyster Point Blvd., Ste. 215, South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

(650) 588-6404
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.Unregistered Sales of Equity Securities.

As previously reported by Hana Biosciences, Inc. (the “Company”) in its Current Report on Form 8-K dated May 6, 2006 and filed on May 11, 2006, on May 6, 2006, the Company completed a transaction with Inex Pharmaceuticals Corporation (“Inex”) pursuant to which the Company acquired exclusive, worldwide rights to develop and commercialize three oncology product candidates. The disclosures set forth under Item 1.01 (A) of such Form 8-K are hereby incorporated by reference into this Item 3.02 of this amended report. As previously reported on such Form 8-K, the Company issued to Inex 1,118,568 shares of the Company’s common stock as partial consideration for the rights acquired from Inex. The shares were issued in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(2) of such act and Rule 506 promulgated thereunder. The Company had a reasonable basis to believe that Inex was an accredited investor based on representations of Inex.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hana Biosciences, Inc.

Date: May 15, 2006	By:	/s/ John P. Iparraguirre
John P. Iparraguirre Vice President, Chief Financial Officer